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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) NOVEMBER 8, 2004
                                                         ----------------

                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

           GEORGIA                    0-13787                   58-1563873
           -------                    -------                   ----------
 (State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)


            5445 CORPORATE DRIVE, SUITE 200                   48098-2683
                    TROY, MICHIGAN                            ----------
                    --------------
       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number including area code: (248) 952-2500
                                                          --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On November 8, 2004, INTERMET Corporation entered into a First Amendment to Debtor in Possession Credit Agreement (the "First Amendment") among the company, certain of the company's subsidiaries (collectively, the "Borrowers"), a group of lenders (the "Lenders"), Deutsche Bank Trust Company Americas ("Deutsche Bank"), as collateral agent for the Lenders and as co-agent, and The Bank of Nova Scotia ("Scotia Capital") as administrative agent for Lenders. The First Amendment amends the company's Debtor in Possession Credit Agreement dated as of October 22, 2004 (the "Credit Agreement"). Deutsche Bank and Scotia Capital are also parties to the company's pre-petition First Amended and Restated Credit Agreement dated January 8, 2004.

                  As previously reported, the Credit Agreement provides for a $60.0 million commitment of debtor-in-possession financing (the "DIP Facility") to fund the Borrowers' working capital requirements and other corporate purposes during the Borrowers' chapter 11 proceedings. Pursuant to the terms of the Credit Agreement, the Borrowers are able to borrow up to $20.0 million of the DIP facility through December 31, 2004, subject to a budget and other restrictions. Under the First Amendment, the Lenders have agreed that they will give immediate effect to their commitment to fund the additional $40.0 availability under the DIP Facility. The Borrowers' ability to borrow this additional $40.0 remains subject to the following conditions: completion of collateral documents and other closing deliveries; approval by Deutsche Bank and Scotia Capital of an updated budget; no material adverse change in the business or condition of INTERMET and its subsidiaries, taken as a whole; execution of agreements satisfactory to Deutsche Bank and Scotia Capital by INTERMET and its customers representing 75% of INTERMET's gross sales; and minimum availability of $25.0 million under the borrowing base. Two additional conditions to the Borrowers' ability to borrow the $40.0 million have already been satisfied: first, the Bankruptcy Court gave its final approval of the DIP Facility on November 5, 2004, subject to rights of appeal, and second, INTERMET has paid a commitment fee of approximately $1.0 million to the Lenders.

                  A copy of the First Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits:

         The following exhibit is being filed herewith:

         10.1     Debtor in Possession Credit Agreement dated as of October 22,
                  2004.




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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERMET CORPORATION


November 12, 2004                       By: /s/  Alan J. Miller
                                                 Alan J. Miller
                                                 Vice President, General Counsel
                                                 and Assistant Secretary

















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                                 Exhibit Index



Exhibit No                Description
----------                -----------

  10.1            Debtor in Possession Credit Agreement dated as of October 22,
                  2004.